UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2014

AV Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-07395	23-1739078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8601 N. Scottsdale Rd. Suite 225 Scottsdale, Arizona		85253
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 214-7400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2015, AV Homes, Inc. (the “Company”) and Bel Air Acquisition Sub, LLC, a newly formed subsidiary of the Company (the “Acquisition Subsidiary”), entered into an Asset Purchase Agreement with Bonterra Builders, LLC (“Bonterra”) and each of its owners (the “Bonterra Agreement”), pursuant to which the Company, through its Acquisition Subsidiary, has agreed to acquire substantially all of the assets and certain liabilities of Bonterra, a residential home builder based in Charlotte, North Carolina. The Bonterra Agreement also grants the Company a right of first refusal with respect to real estate sold by Bonterra or its affiliates for three years after the closing.

The Company anticipates that the aggregate purchase price for the Bonterra acquisition will be approximately $96 million in cash, subject to determination and adjustment based upon a premium over the book value of Bonterra’s assets on the date of closing, in each case as provided in the Bonterra Agreement. Such aggregate purchase price includes the repayment of third party indebtedness and assumes achievement at the target level of certain performance objectives for the acquired business through the end of 2016. The total earn-out payable by the Company is targeted at $6 million, but may be more or less based on the performance of the Bonterra business during the relevant earn-out periods. A portion of the aggregate consideration equal to $750,000 will be initially held back by the Company as security for Bonterra’s indemnification and other obligations under the Bonterra Agreement.

The Company expects that the acquisition will be funded by cash on hand and its revolving credit facility. The transaction has been approved by the Company’s Board and is expected to close in July 2015, subject to the satisfaction or waiver of customary closing conditions and the Company’s completion of third party financing in order to extend its debt maturities and support its growth strategy.

The Bonterra Agreement includes various representations, warranties and covenants of the parties generally customary for a transaction of this nature. The Bonterra Agreement also includes customary termination provisions for both the Company and Bonterra, and further provides that, upon termination of the Bonterra Agreement by the Company due to the Company’s failure to obtain new financing, the Company will be required to pay Bonterra a termination fee of $1 million.

The foregoing description of the Bonterra Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Bonterra Agreement has been provided solely to inform investors of the terms of the Bonterra Agreement and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The representations, warranties and covenants contained in the Bonterra Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Bonterra Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Bonterra Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s stockholders and other investors are not third-party beneficiaries under the Bonterra Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Acquisition Subsidiary, Bonterra or any of their respective subsidiaries or affiliates.

Item 7.01	Regulation FD Disclosure.

On June 10, 2015, the Company issued a press release regarding entry into the Bonterra Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The Company has also prepared an investor presentation relating to the Company and the Bonterra acquisition. A copy of the investor presentation is furnished herewith as Exhibit 99.2.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, which are incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements.

This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of the Company and Bonterra. These statements include, but are not limited to, those relating to the timing and likelihood of consummation of the acquisition, the estimated purchase price, and the benefits of the acquisition to the Company. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this Current Report. Although our management believes these expectations, estimates, or projections to be reasonable as of the date of this Current Report, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, and other contingencies which could cause our actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Such factors include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Bonterra Agreement; the inability to complete the acquisition of Bonterra’s business due to the failure to satisfy the conditions to completion of the transactions, including any inability to secure financing or third-party consents; unexpected costs or unexpected liabilities that may arise from the Bonterra transaction, whether or not consummated; the outcome of any legal proceedings relating to the acquisition or the Bonterra Agreement; risks to consummation of the acquisition, including the risks that the acquisition will not be consummated within the expected time period or at all, the risk that we will be unable to recognize the expected benefits of the proposed transaction and the risk that the proposed transaction disrupts current plans and operations. Other important factors that could cause our actual results or performance to differ materially from our forward-looking statements include those set forth in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement dated June 10, 2015, among AV Homes, Inc., Bel Air Acquisition Sub, LLC, Bonterra Builders, LLC, and each of the members and beneficial owners of Bonterra Builders, LLC*

99.1	Press release dated June 10, 2015 announcing the Bonterra Agreement

99.2	Investor presentation relating to the Company and the Bonterra acquisition

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV Homes, Inc.

Date: June 10, 2015	By:	/s/ Roger A. Cregg
	Name:	Roger A. Cregg
	Title:	Director, President, and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement dated June 10, 2015, among AV Homes, Inc., Bel Air Acquisition Sub, LLC, Bonterra Builders, LLC, and each of the members and beneficial owners of Bonterra Builders, LLC*

99.1	Press release dated June 10, 2015 announcing the Bonterra Agreement

99.2	Investor presentation relating to the Company and the Bonterra acquisition

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.